-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 25, 2000


                   CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2000 , providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 2000-A).


                                  CWMBS, INC.
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                      333-72655              95-4449516
   ----------------------------       -------------       -------------------
   (State of Other Jurisdiction         (Commission        (I.R.S. Employer
         of Incorporation)             File Number)       Identification No.)

          4500 Park Granada
          Calabasas, California
--------------------------------------------
        (Address of Principal                                  91302
          Executive Offices)                                 (Zip Code)


       Registrant's telephone number, including area code (818) 225-3240


-------------------------------------------------------------------------------

Item 5.       Other Events.

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-A, Credit Suisse First Boston Corporation ("CSFB"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated January 27, 2000.



















--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated January 25, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-A.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. CSFB Computational Materials filed on Form SE dated January 27, 2000.

SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.




                                                 By: / s / Celia Coulter
                                                     -------------------------
                                                     Celia Coulter
                                                     Vice President



Dated:    January 27, 2000

                                 Exhibit Index



Exhibit                                                            Page

99.1.    CSFB Computational Materials filed on Form SE              6
         dated January 27, 2000.

                                 EXHIBIT 99.1

                       CSFB Computational Materials filed on Form SE dated January 27, 2000.